NATIONWIDE MUTUAL FUNDS
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Destination 2055 Fund
Nationwide Destination 2060 Fund
Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)

Supplement dated March 30, 2020
to the Prospectus dated February 28, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	Under the “Risks of Investing in the Funds” section on page 62 of the Prospectus, Market risk is deleted in its entirety and replaced with the following:

Market risk – Market risk is the risk that one or more markets in which a Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund’s investments.  In addition, turbulence in financial markets and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect a Fund. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund’s investments.

2.	Under the “Risks of Investing in the Funds” section on page 62 of the Prospectus, Equity securities risk is deleted in its entirety and replaced with the following:

Equity securities risk – a Fund or an Underlying Fund could lose value if the individual equity securities in which a Fund or an Underlying Fund has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management and
•	sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks within a particular industry.

Investing for growth – common stocks and other equity-type securities that seek growth may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing for income – income provided by a Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which a Fund or an Underlying Fund invests.

3.
The fifth bullet point under “Waiver of Class A Charges for Fund Shares Purchased through Edward Jones” section of Appendix A of the Prospectus is deleted in its entirety and replaced with the following:

•
shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones will be responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus and

4.
The second bullet point under “Front-End Load Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation and Letters of Intent” section of Appendix A of the Prospectus is deleted in its entirety and replaced with the following:

•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Edward Jones. Eligible fund family assets not held at Edward Jones may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets at the time of calculation. ROA is determined by calculating the higher of cost or market value (current shares x NAV) and

5.	The following information is added to the end of the “Edward D. Jones & Co.” section of Appendix A of the Prospectus:

Other Important Information
Minimum Purchase Amounts
•	$250 initial purchase minimum
•	$50 subsequent purchase minimum
Minimum Balances
•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
o	A fee-based account held on an Edward Jones platform
o	A 529 account held on an Edward Jones platform
o	An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to change a share class to Class A shares of the same fund at NAV.

6.	The following information is added to Appendix A of the Prospectus:
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end sales load waivers on Class A shares available at OPCO
●
employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

●	shares purchased by or through a 529 Plan;
●	shares purchased through an OPCO affiliated investment advisory program;
●	shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the fund family);

●
shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement);

●
a shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO;

●	employees and registered representatives of OPCO or its affiliates and their family members and
●	trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus.
CDSC Waivers on Class A or Class C shares available at OPCO
●	shares redeemed from the death or disability of the shareholder;
●	shares sold as part of a systematic withdrawal plan as described in this Prospectus;
●	a return of excess contributions from an IRA account;
●
shares redeemed as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulations as described in this Prospectus;

●	shares redeemed to pay OPCO fees, but only if the transaction is initiated by OPCO and
●
shares redeemed where the redemption proceeds are used to purchase shares of the same Fund or a different Fund within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Front-end load discounts available at OPCO: Breakpoints and Rights of Accumulation
●	Breakpoints as described in this Prospectus and
●
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE